COMMERCIAL GUARANTY

PRINCIPAL  LOAN DATE  MATURITY  LOAN NO CALL COLLATERAL ACCOUNT OFFICER INITIALS
                                        004A    905               GRS

     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: HLM DESIGN INC. (TIN: 562018819)   Lender: FIRST CHARTER NATIONAL BANK
          121 WEST TRADE STREET, SUITE 2950          COMMERCIAL
          CHARLOTTE, NC 28202                        P. O. BOX 228
                                                     CONCORD, NC 28026-0228

Guarantor:   HANSEN, LIND, MEYER, INC.
             121 WEST TRADE STREET, SUITE 2950
             CHARLOTTE, NC 28202

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AMOUNT OF GUARANTY. This Is a guaranty to payment to the Note, Including without limitation the principal Note amount to One Million & 00/100 Dollars ($1,000,000.00).

GUARANTY. For good and valuable consideration, HANSEN, LIND, MEYER, INC. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to FIRST CHARTER NATIONAL BANK ("Lender") or its order, in legal tender to the United States of America, the Indebtedness (as that term is defined below) to HLM DESIGN INC. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

         BORROWER. The word "Borrower" means HLM DESIGN INC.

         GUARANTOR. The word "Guarantor" means HANSEN, LIND, MEYER, INC.

         GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated May 30, 1997.

         INDEBTEDNESS. The word "Indebtedness" means the Note, including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (e) all collection costs and expenses relating to the Note or to any collateral for the Note. Collection costs and expenses include without limitation all of Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not suit is instituted, and reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.

         LENDER. The word "Lender" means FIRST CHARTER NATIONAL BANK, its successors and assigns.

         NOTE. The word "Note" means the promissory note or credit agreement dated May 30, 1997, in the original principal amount of $1,000,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of, and substitutions for the promissory note or agreement. NOTICE TO GUARANTOR: THE NOTE EVIDENCES A REVOLVING LINE TO CREDIT FROM LENDER TO BORROWER.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY TO GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE AMOUNT TO THE INDEBTEDNESS DESCRIBED ABOVE, PLUS ALL COSTS AND EXPENSES TO (A) ENFORCEMENT TO THIS GUARANTY AND (B) COLLECTION AND SALE TO ANY COLLATERAL SECURING THIS GUARANTY.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. THIS GUARANTY COVERS A REVOLVING LINE TO CREDIT AND GUARANTOR UNDERSTANDS AND AGREES THAT THIS GUARANTEE SHALL BE OPEN AND CONTINUOUS UNTIL THE LINE TO CREDIT IS TERMINATED AND THE INDEBTEDNESS IS PAID IN FULL, AS PROVIDED BELOW.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. THIS GUARANTY COVERS A REVOLVING LINE TO CREDIT AND IT IS SPECIFICALLY ANTICIPATED THAT FLUCTUATIONS WILL OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS OWING FROM BORROWER TO LENDER. GRANTOR SPECIFICALLY ACKNOWLEDGES AND AGREES THAT FLUCTUATIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($ 0.00), SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. GUARANTOR'S LIABILITY UNDER THIS GUARANTY SHALL TERMINATE ONLY UPON (A) TERMINATION IN WRITING BY BORROWER AND LENDER OF THE LINE OF CREDIT,
(B) PAYMENT TO THE INDEBTEDNESS IN FULL IN LEGAL TENDER, AND (C) PAYMENT IN FULL IN LEGAL TENDER TO ALL OTHER OBLIGATIONS TO GUARANTOR UNDER THIS GUARANTY.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME TOR PAYMENT OR OTHER TERMS TO THE INDEBTEDNESS OR ANY PART TO THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT TO THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE TO BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER TO SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS TO THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (9) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART TO THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion to any foreclosure action either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement including without limitation, any Ioss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower 's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations. if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrowers trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty. In addition to the waivers set forth above, Guarantor expressly waives, to the extent permitted by North Carolina law, all of Guarantor's rights under (i) North Carolina General Statute Section 26-7 to Section 26-9 (1986) to require Lender to take action, (ii) North Carolina General Statute Section 25-3-606 (1965 and Supplement 1985) relating to impairment of collateral, and (iii) North Carolina General Statute Section 25-9-501 (1986) with respect to the "commercial reasonableness" of any sale of collateral.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS.   Guarantor warrants and
agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose to assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of North Carolina. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of CABARRUS County, State of North Carolina. This Guaranty shalt be governed by and construed in accordance with the laws of the State of North Carolina.

         ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses. including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

         INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and 'Lender' include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

05-30-1997                       COMMERCIAL GUARANTY                      Page 3
Loan No                              (Continued)

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EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS
GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MAY 30, 1997.

GUARANTOR:

HANSEN, LIND, MEYER, INC.

By: /s/ Joseph M. Harris    (SEAL)          /s/ Karen A. Kaplan
    ------------------------------          -------------------------------
    JOSEPH M. HARRIS, PRESIDENT             Karen A. Kaplan, Assistant Secretary


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                            CORPORATE ACKNOWLEDGMENT

STATE OF North Carolina    )
                           )SS
COUNTY OF Gaston           )

I, /s/ Doris F. Pearson, a Notary Public for said County and State, certify that /s/ Karen A. Kaplan personally came before me this day and acknowledged that he or she is Assistant Secretary of HANSEN, LIND, MEYER, INC. a corporation and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself or herself as its Asst. Secretary.

Witness my hand and Notarial Seal this the 30th day of May, 1997.

                                                        /s/ Doris F. Pearson
                                                        ------------------------
                                                             Notary Public

My Commission Expires:
    7-4-99
---------------------------
(Affix Notarial Seal Here)